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Exhibit 10.2

        CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)4, AND 240.24

AMENDMENT NUMBER ONE TO
DEVELOPMENT AND LICENSE AGREEMENT
BETWEEN
ELI LILLY AND COMPANY AND
ISIS PHARMACEUTICALS, INC.

        This Amendment Number One (the "Amendment") to the Development and License Agreement between Eli Lilly and Company ("Lilly") and ISIS Pharmaceuticals, Inc. ("ISIS"), effective August 14, 2001 (the "Agreement") is made effective as of June 5, 2003.

1.
The parties hereby mutually agree to amend the Agreement as follows:

      Exhibit C, Development Plan, to the Agreement is hereby deleted in its entirety and replaced with the revised Exhibit C attached hereto.

2.
In consideration of the activities outlined in the revised Development Plan, and in satisfaction of all outstanding invoices and currently accrued payment due from either party to the other related to the Agreement, Lilly agrees to pay ISIS the sum of [***] to be paid by Lilly to ISIS via wire transfer within ten (10) days of the effective date of this Amendment. This payment constitutes the entire compensation for the Development Plan. Upon receipt of such payment, Isis will have no further claim against Lilly for any payment whatsoever under either the original Exhibit C to the Agreement or the amended Exhibit C attached hereto. The parties agree that ISIS will not undertake any additional activity related to the Agreement without the prior written consent of Lilly. ISIS waives its right to payment or reimbursement for any such activities undertaken without Lilly's prior consent.

        IN WITNESS WHEREOF, each of Lilly and ISIS have caused this Amendment to be signed by its duly authorized representatives.

ELI LILLY AND COMPANY		ISIS PHARMACEUTICALS, INC.

By:	/s/ CHARLES E. GOLDEN	By:	/s/ B. LYNNE PARSHALL

Name:	Charles E. Golden	Name:	B. Lynne Parshall

Date:	June 3, 2003	Date:	June 5, 2003

Exhibit C
Development Plan
[***]

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AMENDMENT NUMBER ONE TO DEVELOPMENT AND LICENSE AGREEMENT BETWEEN ELI LILLY AND COMPANY AND ISIS PHARMACEUTICALS, INC.